Harding, Loevner Funds, Inc. (the “Fund”)

Supplement dated March 5, 2018 to the

Summary Prospectuses for the International Small Companies Portfolio (Institutional Class and Investor Class), dated February 28, 2018, as supplemented (the “Summary Prospectuses”)

Effective April 2, 2018, Jafar Rizvi and Anix Vyas will serve as co-lead portfolio managers of the International Small Companies Portfolio. Accordingly, the paragraph that appears after the caption “Portfolio Managers” in each Summary Prospectus is replaced with the following:

Jafar Rizvi and Anix Vyas serve as the portfolio managers of the International Small Companies Portfolio. Mr. Rizvi has held his position since June 2011 and Mr. Vyas has held his position since April 2018. Messrs. Rizvi and Vyas are co-lead portfolio managers.

Investors Should Retain this Supplement for Future Reference.